UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 22, 2022
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
N/A
(Former name or former address, if changed since last report)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.      Results of Operations and Financial Condition.
On February 22, 2022, Cutera, Inc. (“Cutera” or the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2021. Cutera hereby incorporates by reference herein the information set forth in its press release dated February 22, 2022, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of Cutera have continued unchanged since such date.
The Company will host a conference call for interested parties commencing Tuesday, February 22, 2022 at 1:30 p.m. PDT (4:30 p.m. EDT), during which the Company will discuss the financial results. To participate in the conference call, dial 1-877-705-6003 (domestic) or +1-201-493-6725 (international) and refer to the Conference Code: 13726648. The conference call will be also available to interested parties through a live audio webcast and accessible through the Investor Relations section of the Cutera corporate website at www.cutera.com.
The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of Cutera’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.
Except for the historical information contained in this report, the statements made by Cutera are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Cutera’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release. Please refer to the last paragraph of the text portion of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in Cutera’s most recently filed Form 10-K and its subsequent filings with the Securities and Exchange Commission, as well as in the press release attached as Exhibit 99.1 hereto. Cutera disclaims any obligation or duty to update or modify these forward-looking statements.
Item 9.01.  Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Cutera, Inc. dated as of February 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: February 22, 2022	/s/ ROHAN SETH
Rohan Seth
Chief Financial Officer